2012 Keefe, Bruyette & Woods Community Bank Investor Conference March 1, 2012 Christopher Oddleifson President & Chief Executive Officer Denis K. Sheahan Chief Financial Officer Exhibit 99.1

• Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $3.8 B • Deposits: $3.9 B • $AUM: $1.7 B • Equity: $0.5 B • NASDAQ: INDB Who We Are

• Business lines generating robust volumes
• Solid, high-quality earnings performances
• Steadily expanding customer base
• Investing for growth in high priority businesses
• Aggressively promoting brand and new products
• Disciplined risk management culture
• Strong tangible and regulatory capital
Key Messages

INDEPENDENT
BANK CORP.
Parent of Rockland Trust

Gulf of Maine
Massachusetts Bay
Atlantic
Ocean
Cape Cod Bay
Buzzards Bay
MASSACHUSETTS
RHODE ISLAND
Lexington
Malden
Medford
Somerville
Clinton
West Concord
Lincoln
Hudson
Sudbury
Marlborough
Cochituate
Framingham
Ashland
Holliston
Grafton
Milford
Hopedale
Medway
Walpole
Norwood
Canton
Dedham
Hull
Quincy
Scituate
Rockland
Norwell
Marshfield
Randolph
Franklin
Brockton
Easton
Center
Uxbridge
Blackstone
Wrentham
North
Attleboro
Woonsocket
Cumberland Hill
Township of Lincoln
North
Providence
Pawtucket
Norton
Taunton
Bridgewater
West
Bridgewater
Halifax
Plymouth
Raynham Center
North Dighton
Dighton
Seekonk
Providence
Cranston
Carver
White Island
Shores
Wareham
Rochester
Monument Beach
North
Falmouth
Mattapoisett
New Bedford
North
Dartmouth
Westport
West Falmouth
Falmouth
Tiverton
Portsmouth
Warwick
Bristol
Kent
Greenwich
Exeter
North
Kingstown
Washington
Newport
Sagamore
Beach
Barnstable
Cotuit
Provincetown
Truro
Wellfleet
North
Eastham
Eastham
Orleans
Brewster
Dennis
South Dennis
West
Dennis
Dennis Port
Chatham
Copyright © and (P) 1988–2008 Microsoft Corporation and/or its suppliers. All rights reserved.

Company Footprint
67 Branches
4 Mortgage
Banking Centers
10 Commercial
Banking Centers
4 Investment
Management
Centers
% of INDB Dep. % of INDB Dep. % of INDB Dep.
Rank 2011 Rank 2011 Rank 2011
1 16.7% 45% 4 10.2% 16% 7 3.6% 19%
Rank 2011 Rank 2011 Rank 2011
9 5.2% 14% 44 0.3% 1% 47 0.4% 4%
Worcester County
Market Share
MIddlesex County
Norfolk County Barnstable County (Cape Cod)
Market Share Market Share
Plymouth County
Bristol County
Source: SNL Financial; Deposit/Market Share data as of June 30, 2011 including pending transactions. (Includes Credit Unions)
Boston

• Operating E.P.S. up 12% in 2011 (+ 33% in 2010)
• Excellent commercial loan and core deposit growth
• Expanded breadth and depth of commercial franchise
• New household acquisition grew by 51%
• Investment Management growth: Rev. 15%, $AUM 5%
• All capital ratios and TBV rose in 2011
• Fitch upgrade of long-term issuer rating
•
Top Place to Work (
year) designation
2011 Accomplishments
3
rd

Financial Results
Fundamentals in Excellent Shape
•
Robust C&I loan growth
•
Core dep. up to 84%
•
Growing wealth mgmt.
•
Excellent asset quality
•
Strong capital
•
ROA nearing 1.0%
Diluted EPS
$1.43 $1.90 $2.12
+13%
+44%
Operating Earnings
($ Millions)
2009 2010 2011
28.0
40.3
45.5

Robust Core Business Generation
($ Millions)
+11% CAGR
+8% CAGR
12/11 vs.
12/10
12/11 vs.
9/11
8% 8% annualized
20% 29% annualized
Comm’l Loan
$ Bal.
Home Equity
$ Bal.
587
428
401
617
Comm’l Loan  Originations
Consumer Loan  Originations
(Resi’s & Home Eq.)
2008
2011
2008
2011

Strong Commercial and Industrial Loan Growth ($ Bal.-mil.) Adding High Quality Corporate Customers Yr. end +29% CAGR (25% ex acquisitions) 271 374 503 576 2008 2009 2010 2011

• Hired experienced team of asset-based
lenders
• Opened new commercial office in
Providence
– Includes wealth mgmt. services
• Added senior C&I lender in Boston market
• Expanded retirement plan service outreach
to small businesses
Commercial Banking
Recent Growth Initiatives

Attractive Earning Asset Mix
Shift Towards Higher Yielding Assets
16%
10%
15%
1%
58%
2011
$4.5 B
Securities & ST Investments Resi Mtges Home Eq Other Consumer Comm'l Loans
27%
16%
9%
11%
37%
2005
$2.8 B

Improved Funding Mix
Lower Cost Deposits
Core Deposits: 84%
26%
20%
38%
16%
TOTAL DEPOSITS 4Q11
$3.9 B
AVERAGE COST - TOTAL DEP:  0.31%
Demand Deposits
Money Market
Savings/Now
CD's
Very Focused On Containing Deposit Costs

INDEPENDENT
BANK CORP.
Parent of Rockland Trust

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1Q05
4Q05
3Q06
2Q07
1Q08
4Q08
3Q09
2Q10
1Q11
4Q11
Fed Funds
NIM (FTE)
5 yr SWAP

Net Interest Margin Fairly steady over various rate cycles Current low rate environment adding pressure

• Longstanding underwriting conservatism
• Loan portfolio based within footprint
• In-depth knowledge of local markets
• No wholesale originations of any loan type
• Workout team in place for 20 years
• Expedited problem loan resolution
Disciplined Credit Culture

Asset Quality – No Drama NPL/Loan % 1.07% 0.65% 0.76% Loss Rate 38bp 43bp 26bp Yr. end 12.0 14.8 9.5 36.2 23.1 29.0 2009 2010 2011 NPL’s ($ Millions) 2009 2010 2011 Net Chargeoffs ($ Millions)

INDEPENDENT BANK CORP.
Parent of Rockland Trust

2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11

Strong Loan Loss Reserves
Reserves a Healthy Multiple of Loss Rate
Reflects Ben
Franklin loans
acquired at FV
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
Reserves/Loans
Net Chargeoffs/Avg.
Loans (annualized)

INDEPENDENT BANK CORP.
Parent of Rockland Trust

Tier 1 Leverage %

7.9%
8.2%
8.6%
2009
2010
2011

Tangible Capital % (1)

6.7%
6.9%
7.2%
2009
2010
2011

Tangible Book Value (1)

$13.85
$14.86
$16.21
2009
2010
2011

Strong Capital (1) Includes tax deductibility of certain goodwill • All capital growth internally generated • No external capital raising • No dividend cuts

INDEPENDENT
BANK CORP.
Parent of Rockland Trust

Cash Dividends Per Share

$0.68
$0.72
$0.72
$0.72
$0.76
2007
2008
2009
2010
2011

Attentive to Shareholder Returns

• Transformed business in 2004 – tripled in size
since
• Strong feeder business from bank
• Proprietary and 3
rd
party fund offerings
• Strong intermediary network
• Expanding outreach and talent
Investment Management –
High Priority Growth Business

Investment Management –
High Priority Growth Business
• Growing  source of fee revenues
• Natural fit with client base
• Expanded investment offerings
• Professionally managed
$ mil. 2006 2011
Assets under Mgmt. 816 $
+ 102%
1,651 $
Revenues 6.1 $
+ 121%
13.5 $

Sustaining Business Momentum
Business Line
Focal Points
• Expand Market Presence
• Grow C&I Client Base
• Expand Specialty Products, e.g. ABL
• Continue to Drive Household Growth
• Expand Electronic Banking Platform
• Optimize Branch Network
• Capitalize on Strong Market Demographics
• Target COI Opportunity
• Continue Strong Branch/Commercial Referrals
• Continue Aggressive H.E. Marketing
Commercial
Retail Delivery
Investment Management
Home Equity

Building Franchise Value
BANK
NON-
BANK
All Acquisitions Immediately Accretive
Disciplined Acquisitions
Deal Value: $40MM
12% Dep. Premium
Fleet
Divest.
Aug ‘00
$336mm Deposits
$135mm Loans
16 Branches
Deal Value: $37MM
11% Dep. Premium
Falmouth
Bancorp
Jul ‘04
$158mm Assets
$137mm Deposits
4 Branches
Deal Value: $105MM
17% Dep. Premium
Slade’s Ferry
Bancorp
Mar ‘08
$610mm Assets
$409mm Deposits
9 Branches
Deal Value: $84.5MM
2% Dep. Premium
Benjamin
Franklin Bancorp.
Apr ‘09
$998mm Assets
$653mm Deposits
11 Branches
Deal Value: N/A
Cash Deal w/ Earn-Out
Compass
Exchange
Jan ‘07
IRS Sec. 1031
Like-Kind Exchange
Services
Deal Value: N/A
Cash Deal w/ Earn-Out
O’Connell
Investments
Nov ‘07
$200mm AUM

INDEPENDENT BANK CORP.
Parent of Rockland Trust

≈

≈

↑ ↓

2012 Outlook – Key Expectations
Loan Growth +6 – 8% Led by commercial and home equity
Deposits +4 – 6% Continued core deposit growth
Net Chargeoffs $9 – 12 MM Provision $10 – 14 MM
Q1    3.80%
Q4    3.65%
Non-Interest Inc. Flattish Invest. mgmt. , Mort. rev.
NIE + 2 – 3% Selective growth investing
Tax Rate 29% vs. 27% in 2010
Net Int. Margin FY: Mid  3.70s%

• High quality franchise in attractive markets
• Strong on-the-ground business volumes
• Investing for growth in competitive strengths
• Operating platform that can be leveraged further
• Balance sheet equipped to deal with uncertainty
• Grounded management team
• Aligned with shareholders – insider ownership 7%
• Positioned to grow, build, and acquire to drive long-
term value creation
INDB – Investment Merits

NASDAQ Ticker:  INDB
www.rocklandtrust.com
Denis Sheahan - CFO
Shareholder Relations:
Jennifer Kingston (781) 878-6100
Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the
Securities and Exchange Commission from time to time.

Appendix

Commercial Real Estate Portfolio
Well Diversified
Avg Loan Size: $641 thou
Largest CRE Credit: $11 mil
Non-Performing
Loans/Loans: 0.70%
Owner Occupied: 22%
Commercial/
Retail
19%
Industrial/
Warehouse
15%
All Other
14%
Apartment -
Multifamily
14%
Office
11%
1 to 4 Family
Residential
8%
Special Use
6%
Hotel/ Motel
6%
Strip Malls - Local
Tenants/
Franchises
4%
Medical Office
3%
Non Construction Related
$1.8 Billion as of 12/31/11
-

Commercial & Industrial Portfolio
Diversification
Retail Trade
19%
Real Estate
and Rental
and Leasing
18%
Wholesale
Trade
14%
Manufacturing
11%
Construction
9%
Accommodation
and Food
Services
5%
Health Care
5%
Professional,
Scientific, and
Technical
Services
4%
All Other (12
Additional
Sectors)
15%
$0.6 Billion as of 12/31/11